NUVEEN GLOBAL INFRASTRUCTURE FUND

NUVEEN GLOBAL REAL ESTATE SECURITIES FUND

NUVEEN REAL ASSET INCOME FUND

NUVEEN REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED AUGUST 14, 2020

TO THE PROSPECTUS DATED APRIL 30, 2020

The section of the prospectus entitled “How We Manage Your Money – More About Our Investment Strategies – Securities Lending” is hereby deleted and replaced with the following:

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Each Fund, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-FREGP-0820P

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED AUGUST 14, 2020

TO STATEMENTS OF ADDITIONAL INFORMATION

Nuveen Investment Funds, Inc.

Statement of Additional Information dated

October 31, 2019

Statement of Additional Information dated

February 28, 2020

Statement of Additional Information dated

July 7, 2020

Effective August 17, 2020, State Street Bank and Trust serves as the securities lending agent to each Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MF2SAI-0820P

NUVEEN GLOBAL INFRASTRUCTURE FUND

NUVEEN REAL ASSET INCOME FUND

NUVEEN REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED AUGUST 14, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2020

1.	The section of the Statement of Additional Information entitled “Investment Policies and Techniques – Lending of Portfolio Securities” is hereby deleted and replaced with the following:

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however each Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. Each Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. Each Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, a Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by a Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, each Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

2.	The first paragraph of the section of the Statement of Additional Information entitled “Service Providers – Securities Lending Agent” is hereby deleted and replaced with the following:

Effective August 17, 2020, State Street Bank and Trust Company serves as the securities lending agent to each Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Directors, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to a Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

3.	The first sentence of the second paragraph of the section of the Statement of Additional Information entitled “Service Providers – Securities Lending Agent” is deleted and replaced with the following:

Prior to August 17, 2020, U.S. Bank National Association served as the securities lending agent to Nuveen Real Estate Securities Fund. The following table provides the dollar amounts of income and fees and/or compensation related to Nuveen Real Estate Securities Fund’s securities lending activities during the fiscal year ended December 31, 2019:

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FRESAI-0820P